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                                                                Exhibit 10.24

                              U.S. CAN CORPORATION
                           2000 EQUITY INCENTIVE PLAN


1.         PURPOSE.

           The purpose of this Equity Incentive Plan (the "Plan") is to advance the interests of U.S. Can Corporation, a Delaware corporation (the "Company"), by enhancing the ability of the Company and its subsidiaries to attract and retain able employees, consultants or advisers; to reward such individuals for their contributions; and to encourage such individuals to take into account the long-term interests of the Company and its subsidiaries through interests in shares of the Company's Common Stock, $.01 par value per share (the "Stock"). Any employee, consultant, or adviser selected to receive an award under the Plan is referred to as a "participant."

           Options granted pursuant to the Plan may be incentive stock options as defined in section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "Code") (any option that is intended so to qualify as an incentive stock option being referred to herein as an "incentive option"), or options that are not incentive options, or both. Except as otherwise expressly provided with respect to an option grant, no option granted pursuant to the Plan shall be an incentive option.

2.         ADMINISTRATION.

           The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have discretionary authority, not inconsistent with the express provisions of the Plan, (a) to grant option awards to such eligible persons as the Board may select; (b) to determine the time or times when awards shall be granted and the number of shares of Stock subject to each award; (c) to determine which options are, and which options are not, intended to be incentive options; (d) to determine the terms and conditions of each award; (e) to prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (f) to adopt, amend, and rescind rules and regulations for the administration of the Plan; and (g) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 9, the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by him or her under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is canceled, to grant a new award on such terms as the Board shall specify), except that the Board may not take any action with respect to an outstanding award that would adversely affect the rights of the participant under such award without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 4(c) and Section 6(g).


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           The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members.

3.         EFFECTIVE DATE AND TERM OF THE PLAN.

           The Plan shall become effective on the date on which it is approved by the stockholders of the Company. Grants of awards under the Plan may be made prior to that date (but after Board adoption of the Plan), subject to approval of the Plan by the stockholders.

           No awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but awards previously granted may extend beyond that date.

4.         SHARES SUBJECT TO THE PLAN.

           (a) NUMBER OF SHARES. Subject to adjustment as provided in Section 4(c), the aggregate number of shares of Stock that may be the subject of awards granted under the Plan (after giving effect to the 20 for 1 stock split effective on October 4, 2000) shall be 3,253,761, of which 2,461,542 shares shall be allocated to options which shall be time-vested and 792,219 shares shall be allocated to options which shall vest based on the attainment of performance goals determined by the Board, in each case as specified in the certificate evidencing the grant of such options. If any award granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such award was not exercised shall be available for future grants.

           (b) SHARES TO BE DELIVERED. Shares delivered under the Plan shall be authorized but unissued Stock, or if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

           (c) CHANGES IN STOCK. In the event of a stock dividend, stock split or combination of shares, recapitalization, or other change in the Company's capital stock, the number and kind of shares of Stock or securities of the Company subject to awards then outstanding or subsequently granted under the Plan, the exercise price of such awards, the maximum number of shares of Stock or securities that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.


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           The Board may also adjust the number of shares subject to outstanding awards, the exercise price of outstanding awards, and the terms of outstanding awards, to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 6(g)), acquisitions or dispositions of stock or property, or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan; PROVIDED, that no such adjustment shall be made in the case of an incentive option, without the consent of the participant, if it would constitute a modification, extension, or renewal of the option within the meaning of section 424(h) of the Code.

5.         AWARDS; ETC.

           Persons eligible to receive awards under the Plan shall be all directors, including directors who are not employees, of the Company, all executive officers of the Company and its subsidiaries and other employees, consultants and advisers who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its subsidiaries. A subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

           Incentive options shall be granted only to "employees" as defined in the provisions of the Code or regulations thereunder applicable to incentive stock options.

6.         TERMS AND CONDITIONS OF OPTIONS.

           (a) EXERCISE PRICE OF OPTIONS. The exercise price of each option shall be determined by the Board, but in the case of an incentive option shall not be less than 100% (110%, in the case of an incentive option granted to a ten-percent stockholder) of the fair market value of the Stock at the time the option is granted; nor shall the exercise price be less, in the case of an original issue of authorized stock, than par value. For this purpose, "fair market value" in the case of incentive options shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable to incentive options; and "ten-percent stockholder" shall mean any participant who at the time of grant owns directly, or by reason of the attribution rules set forth in section 424(d) of the Code is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

           (b) DURATION OF OPTIONS. An option shall be exercisable during such period or periods as the Board may specify. The latest date on which an option may be exercised (the "Expiration Date") shall be the date which is ten years (five years, in the case of an incentive option granted to a ten-percent stockholder as defined in clause (a) above), from the date the option was granted or such earlier date as may be specified by the Board at the time the option is granted, or in the case of any performance options issued by the Company under the Plan, 45 days following the date it is determined whether such performance options have been earned solely if such date

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occurs after such ten-year period.

           (c) Exercise of Options.

                  (i) An option shall become exercisable at such time or times and upon such conditions as the Board shall specify. In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.


                  (ii) Any exercise of an option shall be in writing, signed by the proper person and furnished to the Company, accompanied by (A) such documents as the Board may require and (B) payment in full as specified below in
Section 6(d) for the number of shares of Stock for which the option is exercised.

                  (iii) The Board shall have the right to require that the participant exercising the option remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Board, either at the time of the grant of the option or in connection with its exercise, the participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (A) delivering to the Company Stock (which in the case of Stock acquired from the Company shall have been owned by the participant for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (B) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

                  In the case of an incentive option, the Board may require as a condition of exercise that the participant exercising the option agree to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise. In addition, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the participant exercising the option agree to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

                  (iv) If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is


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satisfied as to the authority of the person or persons exercising the option.

           (d) PAYMENT FOR AND DELIVERY OF STOCK. Stock purchased upon exercise of an option under the Plan shall be paid for as follows: (i) in cash, check acceptable to the Company (determined in accordance with such guidelines as the Board may prescribe) or money order payable to the order of the Company, or (ii) if so permitted by the Board (which, in the case of an incentive option, shall specify such method of payment at the time of grant),
(A) through the delivery of shares of Stock (which in the case of Stock acquired from the Company shall have been held for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, (B) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, (C) by delivery of a promissory note of the participant to the Company, such note to be payable on such terms as are specified by the Board, or (D) by any combination of the permissible forms of payment; PROVIDED, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than with a personal check or promissory note of the person exercising the option.

           (e) DELIVERY OF STOCK. A participant shall not have the rights of a stockholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

           The Company shall not be obligated to deliver any shares of Stock (i) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (ii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance and (iii) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, if the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

           (f) NONTRANSFERABILITY OF AWARDS. No award may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime an award may be exercised only by him or her.

           (g) MERGERS, ETC. Except as otherwise provided at the time of and in the grant, in the event that (I) (x) any person or entity who is not an affiliate (as such term is defined in the Securities Exchange Act of 1934, as amended, PROVIDED, that for purposes of this Section 6(g), it is understood and agreed that as of the date of the adoption of this Plan, the only stockholders of the Company which constitute affiliates of the Company are Berkshire Fund V Investment Corp., Berkshire Fund V Coinvestment Corp. and Berkshire Investors LLC) of the Company, or any

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two or more such persons or entities acting as a group, and all affiliates of such person or entity or persons or entities, who prior to such time owned no Stock or Stock representing less than fifty percent (50%) of the voting power at elections for the Board, shall (A) acquire, whether by purchase, exchange, tender offer, merger, consolidation, recapitalization or otherwise, or (B) otherwise be the owner of (as a result of a redemption of Stock or otherwise), Stock (or shares in a successor corporation by merger, consolidation or otherwise) such that following such transaction or transactions, such person or group and their respective affiliates beneficially own fifty percent (50%) or more of the voting power at elections for the board of directors of the Company or any successor, or (y) there is a sale or transfer of all or substantially all the Company's or United States Can Company's assets and following such sale or transfer, there is a liquidation of the Company, and (II) there has been, or upon consummation of the transactions contemplated by (x) or (y) of clause (I) there will be, a determination of whether any performance options issued under the Plan have been earned (collectively, a "covered transaction"), the following rules shall apply:

                  (i) Each participant will be given notice by the Company of the covered transaction including notice that all outstanding awards exercisable either prior to or upon consummation of the covered transaction will cease to be exercisable after the covered transaction (provided the Board shall provide for a reasonable period of time during which such participant may exercise any exercisable awards), and all other awards to the extent not exercisable prior to or upon consummation of the covered transaction will be forfeited, as of the effective time of the covered transaction, provided that the Board of Directors (A) may in its sole discretion on or prior to the effective date of the covered transaction take any or all of the following actions: (1) make any outstanding option exercisable in full and (2) remove any performance or other conditions or restrictions on any award, and (B) shall, subject to the provisions of clause (ii) below, make or provide for a cash payment to the participant equal to the difference between (a) the fair market value of the Stock times the number of shares of Stock subject to outstanding awards (to the extent exercisable prior to or upon such effective date at prices not in excess of the fair market value) and (b) the aggregate exercise price of all such outstanding awards in exchange for the termination of such awards.

                  (ii) With respect to an outstanding award held by a participant who, following the covered transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the covered transaction or an affiliate of such an entity, the Board of Directors may at or prior to the effective time of the covered transaction, in its sole discretion and in lieu of the action described in paragraph (i)(B) above and after each participant is given notice of the covered transaction (and the Board provides for a reasonable period of time during which such participant may exercise any exercisable awards), (A) arrange to have such surviving or acquiring entity or affiliate continue or assume any award held by such participant outstanding hereunder or (B) grant a replacement award which, in the judgment of the Board of Directors, is substantially equivalent to any outstanding award being replaced.


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         (h) TAKE ALONG. In the event that any holder of Stock is required to sell or vote any Stock pursuant to Section 2.4 of the Stockholders Agreement dated as of October 4, 2000 (as amended from time to time the "Stockholders Agreement"), by and among the Company and the Stockholders party thereto (a "take along") then (i) with respect to all outstanding options that are exercisable prior to the take along and all outstanding options that become exercisable upon consummation of the take along, in either case that are not taken along pursuant to Section 2.4 of the Stockholders Agreement, the Board of Directors, in its sole discretion, may make or provide for a cash payment to the participant upon consummation of the take along equal to the difference between
(A) the fair market value of the Stock times the number of shares of Stock subject to outstanding awards (to the extent exercisable prior to or upon such consummation at prices not in excess of the fair market value) and (B) the aggregate exercise price of all such outstanding awards, in exchange for the termination of such awards, and (ii) all outstanding options that are not exercisable shall terminate upon the consummation of the take along.

7.         TERMINATION OF EMPLOYMENT.

           In the case of any award, the Board may, through agreement with the participant (including without limitation, any Stockholders Agreement of the Company to which the participant is a party), resolution, or otherwise, provide for post-termination exercise provisions different from those expressly set forth in this Section 7, including without limitation the vesting immediately prior to termination of all or any portion of an option not otherwise vested prior to termination, and terms allowing a later exercise by a former employee, consultant or advisor (or, in the case of a former employee, consultant or advisor who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the award not exercisable immediately prior to termination of employment or other service, but in no case may an award be exercised after the Expiration Date. If the Board does not otherwise provide for such provisions and if a participant's employment or other service relationship with the Company and its subsidiaries terminates prior to the Expiration Date (including by reason of death) the following shall apply:

           (a) Options that are not vested immediately prior to or upon the termination shall automatically terminate upon termination. The Board may in its sole discretion provide that, with respect to each share of Stock to which an exercisable option relates, the participant or beneficiary receive in cash, the excess of (i) such share's fair market value on the date of the participant's termination, over (ii) the option exercise price.

           (b) To the extent vested immediately prior to or upon termination of employment or other service, the option shall continue to be vested and shall be exercisable thereafter during the period prior to the Expiration Date for the following periods of time: (i) in the case of exercisable time-vested or performance-vested options, within 105 days following such termination, and (ii) in the case of performance-vested options for which it has not been determined at the time of termination of employment or other service whether or not such options will be earned in accordance with the terms of the option certificate evidencing the grant of such options, within


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45 days following the date it is determined whether the options are earned or not in accordance with the terms of the option certificate evidencing the grant of such options; PROVIDED, HOWEVER, that if the participant's employment or other service is terminated "for cause" as defined in subsection (c) below, all awards shall terminate immediately. Except as otherwise provided in an award, after completion of such exercise period, such awards shall terminate to the extent not previously exercised, expired or terminated.

         (c) For purposes of the foregoing, termination for "cause" shall mean that any one or more of the following has occurred:

                  (i) the participant shall have committed a felony;

                  (ii) the participant shall have breached in any material respect any non-competition provisions of any written agreement between the participant and the Company or any of its affiliates;

                  (iii) the participant shall have openly disregarded his responsibilities to the Company and/or its affiliates and shall have refused to devote substantial time and energy to the business and affairs of the Company and/or its affiliates (other than due to permanent disability (within the meaning of Section 22(e)(3) of the Code) or temporary disability which, in the reasonable judgment of the Board, causes the participant to be incapable of devoting such time and energy), and has failed to remedy any such action within thirty (30) days of notice to such participant by the Board of such action.

No option shall be exercised or surrendered in exchange for a cash payment after the Expiration Date.

8.         EMPLOYMENT RIGHTS.

           Neither the adoption of the Plan nor the grant of awards shall confer upon any participant any right to continue as an employee of, or consultant or adviser to, the Company or any subsidiary or affect in any way the right of the Company or a subsidiary to terminate the participant's relationship at any time. Except as specifically provided by the Board in any particular case, the loss of future profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant, even if the termination of the relationship is in violation of an obligation of the Company to the participant by contract or otherwise.

9.         EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION.

           Neither adoption of the Plan nor the grant of awards to a participant shall affect the Company's right to make awards to such participant that are not subject to the Plan, to issue to


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such participant Stock as a bonus or otherwise or to adopt other plans or arrangements under which Stock may be issued.

           The Board may at any time discontinue granting awards under the Plan. With the consent of the participant, the Board may at any time cancel an existing award in whole or in part and grant another award for such number of shares as the Board specifies. The Board may at any time or times amend the Plan or any outstanding award for the purpose of satisfying the requirements of section 422 of the Code or any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards; PROVIDED, that except to the extent expressly required by the Plan, no such amendment shall adversely affect the rights of any participant (without his or her consent) under any award previously granted, nor shall such amendment, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of incentive stock options under Section 422 of the Code.


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